Note Rental expense and commitments (Detail) $ in Thousands	Dec. 31, 2015 USD ($) [1]
Operating Leases Future Minimum Payments Due Abstract
2016	$ 36,405
2017	29,866
2018	26,962
2019	25,236
2020	23,481
Later years	140,230
Total	$ 282,180

[1]	Minimum payments have not been reduced by minimum non-cancelable sublease rentals due in the future of $ 2.4 million at December 31, 2015 .